EXHIBIT 10.4

SCHEDULE A TO EXHIBIT 10.3

The following individuals entered into Director Retirement Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Retirement Agreement, dated December 28, 2007, between Jeffrey E. Smith and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.3 to Ohio Valley’s Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914.

Date of
Name                                                                           Director Retirement Agreement
Anna P. Barnitz                                                                  December 28, 2007
Steven B. Chapman                                                            December 28, 2007
Harold A. Howe                                                                 December 28, 2007
Brent A. Saunders                                                               October 16, 2007
David W. Thomas                                                               June 17, 2008
Roger D. Williams                                                               October 16, 2007
Lannes C. Williamson                                                          December 28, 2007
Thomas E. Wiseman                                                            December 28, 2007